UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2025

Marblegate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40862	85-4249135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (914) 415-4081

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	GATEU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	GATE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	GATEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 17, 2025, Marblegate Acquisition Corp. (the “Company”) issued a promissory note (the “Note”) in the principal amount of up to $485,000 to Marblegate Special Opportunities Master Fund, L.P., a member of the Company’s sponsor (the “Payee”). The Note was issued in connection with advances the Payee has made, and may make in the future, to the Company for working capital expenses. The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective. At the election of the Payee, up to $250,000 of the unpaid principal amount of the Note may be converted into shares of Class A common stock of the Company (the “Conversion Shares”), equal to: (x) the portion of the principal amount of the Note being converted, divided by (y) $10.00, rounded up to the nearest whole number of shares. The Conversion Shares will be identical to the shares of Class A common stock included in the units issued by the Company to its sponsor and the representative of the underwriters in a private placement in connection with the Company’s initial public offering. The Conversion Shares are entitled to the registration rights set forth in the Note.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act").

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Promissory Note, dated January 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Information and Where to Find It

In connection with the previously announced business combination (the “Business Combination”), the Company, DePalma Acquisition I LLC, DePalma Acquisition II LLC (together with DePalma Acquisition I LLC, “DePalma”), and Marblegate Capital Corporation, a Delaware corporation (“MCC”), as applicable, have filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus and other documents relating to the proposed Business Combination. After the registration statement is declared effective by the SEC, the Company will mail the definitive proxy statement/final prospectus to holders of shares of Company common stock of a record date to be established in connection with the Company’s solicitation of proxies for vote by Company stockholders with respect to the proposed Business Combination and other matters as described in the proxy statement/prospectus. Company stockholders and other interested persons are urged to read the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/final prospectus, and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed Business Combination as these materials will contain important information about the proposed Business Combination. Stockholders will be able to obtain copies of the preliminary and definitive proxy statement/prospectus and other documents containing important information about the Company, DePalma, MCC and the proposed Business Combination filed with the SEC once such documents are available on the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company, DePalma, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transactions under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of shares of the Company’s common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 1, 2024, and in subsequent documents filed with the SEC, including the joint proxy statement/prospectus filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transactions, by security holdings or otherwise, are also included in the joint prospectus/proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward Looking Statements

This communication contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may generally be identified by terminology such as “will,” “shall,” “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words or expressions that predict or indicate future events or trends that are not statements of historical matters. These statements are only predictions. The Company and DePalma have based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of the Company’s and DePalma’s control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the Company’s ability to obtain the stockholder approval required to consummate the proposed transactions and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transactions will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the proposed transactions; and (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transactions. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other filings made with the SEC and that are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this Current Report on Form 8-K are expressly qualified by the cautionary statements contained or referred to herein. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither the Company nor DePalma can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company and DePalma undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of an unanticipated event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2025

Marblegate Acquisition Corp.

By:	/s/ Jeffrey Kravetz
Name:	Jeffrey Kravetz
Title:	Chief Financial Officer